CONCENTRATION OF CREDIT RISK	12 Months Ended
Dec. 31, 2023
CONCENTRATION OF CREDIT RISK
CONCENTRATION OF CREDIT RISK

20. CONCENTRATION OF CREDIT RISK

Financial instruments that are potentially subject to significant concentration of credit risk consist of cash and cash equivalents, restricted cash, short-term investments, and other receivables. The carrying amounts of cash and cash equivalents and short-term investments represent the maximum amount of loss due to credit risk. As of December 31, 2022 and 2023, all of the Group’s cash and cash equivalents, restricted cash and short-term investments were held by major financial institutions located in the PRC and international financial institutions outside of the PRC which management believes are of high credit quality and continually monitors the credit worthiness of these financial institutions. With respect to the other receivables, the Group performs on-going credit evaluations of the financial condition of its customers and counterparties.